Financing obligation	12 Months Ended
Dec. 31, 2019
Financing obligation [Abstract]
Financing obligation
11.	Financing obligation

On January 4, 2016, September 13, 2016 and January 26, 2018 for fiscal years 2016, 2017 and 2018, respectively, AC Immune obtained separate funding commitment notices from the LuMind Research Down Syndrome Foundation (“LuMind”) totaling USD 200 thousand in each instance. Per the Research Grant Agreement, AC Immune has an obligation to reimburse LuMind for an amount equal to 125% of the then funding commitment made by LuMind to AC Immune.

On October 31, 2018, LuMind and the Company modified the repayment terms in an effort to fund a Down Syndrome Clinical Trials Network. The repayment terms were modified such that the Company will repay the outstanding balance in three installments in 2018, 2019 and 2020, with the total repayment to equal the total the Company is to receive in funding with the additional 25% interest.

The Company reclassified a certain portion of long-term financing obligation from non-current to current liabilities in the balance sheets to reflect the amended repayment terms. Additionally, per this modified payment term, the Company and LuMind memorialized the receipt of one final USD 200 (CHF 200) thousand payment due from LuMind in 2019. The Company recorded this as a finance receivable and an increase to the obligation accordingly. As of December 31, 2019 and December 31, 2018, we had finance receivables of nil and USD 200 (CHF 199) thousand, respectively.

As of December 31, 2019 and December 31, 2018, AC Immune has recorded in current liabilities a short-term financing obligation for the total USD 667 (CHF 652) thousand and USD 333 (CHF 332) thousand committed, respectively. As of December 31, 2019 and December 31, 2018, the Company recorded a long-term financing obligation of nil and USD 187 (CHF 186) thousand, respectively.